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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): July 10, 2003



                               EPIX MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        000-21863                   04-3030815
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)



                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 250-6000

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ITEM 5.   OTHER EVENTS.

         On July 10, 2003, Epix Medical, Inc. publicly disseminated a press release announcing the results of its final two Phase III MS-325 clinical trials in patients with suspected vascular disease in the renal and pedal arteries. The announcement was made concurrently with the Eleventh Annual Scientific Meeting of the International Society of Magnetic Resonance in Medicine in Toronto. The Company announced that each trial met its primary endpoint, demonstrating statistically significant improvement in accuracy for detecting renal and pedal vascular disease with MS-325-enhanced magnetic resonance angiography (MRA), compared to non-contrast MRA. A copy of the press release is attached to this Current Report on Form 8-K as EXHIBIT 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are furnished with this report:

EXHIBIT NUMBER         DESCRIPTION
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99.1                   Press Release dated July 10, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPIX Medical, Inc.
                                            (Registrant)



Date: July 18, 2003                         /s/ Michael D. Webb
                                               ---------------------------------
                                               Michael D. Webb
                                               CHIEF EXECUTIVE OFFICER